Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated as of February 20, 2008, by and among EXCO PARTNERS OPERATING PARTNERSHIP, LP (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to, among other things, include the value of certain pipeline assets of the Borrower and its Restricted Subsidiaries in the calculation of the Borrowing Base;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1          Amended Definition.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definition to read in its entirety as follows:

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

1.2          Additional Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in appropriate alphabetical order:

“Midstream Assets” means the pipelines and natural gas gathering lines owned by the Borrower and its Midstream Subsidiaries and used to transport Natural Gas produced by any Person.

“Midstream EBITDA” means for any date of determination and for the four fiscal quarter period ending on such date of determination, the consolidated net income (or loss) of the Borrower and its Midstream Subsidiaries, with respect to the Midstream Assets, determined on a consolidated basis in accordance with GAAP and as set forth on the Midstream Operating Statement for such period; plus, without duplication and to the extent deducted in the calculation of consolidated net income for such period, the sum of (a) income or franchise Taxes paid or accrued; (b) amortization and depreciation expense; (c) losses from sales or other dispositions of assets and other extraordinary or non-recurring losses; and (d) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); minus, to the extent included in the calculation of consolidated net income for such period; (e) the sum of (1) extraordinary or non-recurring gains; and (2) gains from sales or other dispositions of assets; provided that in the event any such date of determination is prior to February 15, 2009, Midstream EBITDA for the period ending on such date of determination shall be the period from January 1, 2008, through the last day of the fiscal quarter immediately preceding such date of determination for which the Midstream Operating Statement required by Section 6.01(h) has been delivered, annualized; provided further that with respect to the calculation of Midstream EBITDA for any period, Midstream EBITDA shall be adjusted to give effect, on a pro forma basis, to any acquisition, installation (including new construction) or disposition of pipelines and natural gas gathering lines made during such period as if such acquisition, installation or disposition was made at the beginning of such period.

“Midstream Operating Statement” means a profit and loss operating statement with respect to the Midstream Assets substantially in the form of Exhibit F.

“Midstream Subsidiaries” means, collectively, TGG Pipeline, LTD, a Texas limited partnership, Talco Midstream Assets, Ltd., a Texas limited partnership, Garrison Gathering, LLC, a Texas limited liability company, and Vernon Gathering, LLC, a Delaware limited liability company.

“Midstream Value” means, with respect to any Redetermination, Midstream EBITDA for the period ending on the last day of the immediately preceding fiscal quarter for which the Midstream Operating Statement required by Section 6.01(h) has been delivered, multiplied by five (5).

1.3          Proposed Borrowing Base.  Section 3.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 3.01.        Reserve Report; Midstream EBITDA; Proposed Borrowing Base.  During the period from the Effective Date until the first Redetermination after the Effective Date, the Borrowing Base shall be $1,300,000,000 (the “Initial Borrowing Base”).  As soon as available and in any event by March 1 and September 1 of each year, beginning September 1, 2007, the Borrower shall deliver to the Administrative Agent and each Lender a Reserve Report, prepared as of the immediately preceding December 31 and June 30, respectively, in form and substance reasonably satisfactory to the Administrative Agent and prepared by an Approved Petroleum Engineer (or, in the case of the Reserve Report due on September 1 of each year, by petroleum engineers employed by the Borrower), said Reserve Report to utilize economic and pricing parameters established from time to time by the Administrative Agent, together with such other

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information, reports and data concerning the value of the Borrowing Base Properties as the Administrative Agent shall deem reasonably necessary to determine the value of such Borrowing Base Properties.  Simultaneously with the delivery to the Administrative Agent and the Lenders of each Reserve Report and taking into account the Midstream EBITDA for the period ending on the last day of the immediately preceding fiscal quarter for which the Midstream Operating Statement required by Section 6.01(h) has been delivered, the Borrower shall submit to the Administrative Agent and each Lender the Borrower’s requested amount of the Borrowing Base as of the next Redetermination Date.  Promptly after the receipt by the Administrative Agent of such Reserve Report and Borrower’s requested amount for the Borrowing Base, the Administrative Agent shall submit to the Lenders a recommended amount of the Borrowing Base to become effective for the period commencing on the next Redetermination Date.

1.4          Borrowing Base Redetermination Procedures and Standards.  Section 3.02 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 3.02.        Scheduled Redeterminations of the Borrowing Base; Procedures and Standards.  Based in part on the Reserve Reports and the Midstream Operating Statements made available to the Administrative Agent and the Lenders pursuant to Section 3.01 and Section 6.01(h), respectively, the Lenders shall redetermine the Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to the Lenders).  Any Borrowing Base which becomes effective as a result of any Redetermination shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Maximum Facility Amount, (b) to the extent such Borrowing Base represents an increase in the Borrowing Base in effect prior to such Redetermination, such Borrowing Base must be approved by all Lenders, and (c) to the extent such Borrowing Base represents a decrease in the Borrowing Base in effect prior to such Redetermination or a reaffirmation of such prior Borrowing Base, such Borrowing Base must be approved by the Administrative Agent and Required Lenders.  If a redetermined Borrowing Base is not approved by the Administrative Agent and Required Lenders within twenty (20) days after the submission to the Lenders by the Administrative Agent of its recommended Borrowing Base pursuant to Section 3.01, or by all Lenders within such twenty (20) day period in the case of any increase in the Borrowing Base, the Administrative Agent shall notify each Lender that the recommended Borrowing Base, as the case may be, has not been approved and request that each Lender submit to the Administrative Agent within ten (10) days thereafter its proposed Borrowing Base.  Promptly following the tenth (10th) day after the Administrative Agent’s request for each Lender’s proposed Borrowing Base, the Administrative Agent shall determine the Borrowing Base for such Redetermination by calculating the highest Borrowing Base then acceptable to the Administrative Agent and a number of Lenders sufficient to constitute Required Lenders (or all Lenders in the case of an increase in the Borrowing Base).  Each Redetermination shall be made by the Lenders in their sole discretion, but based on the Administrative Agent’s and such Lender’s usual and customary procedures for evaluating Oil and Gas Interests as such exist at the time of such Redetermination, and including adjustments to reflect the effect of any Swap Agreements of the Borrower and the Restricted Subsidiaries as such exist at the time of such Redetermination.  The Borrower acknowledges and agrees that each Redetermination shall be based upon (a) the loan collateral value which the Administrative Agent and each Lender in its sole discretion (using such methodology, assumptions and discount

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rates as the Administrative Agent and such Lender customarily uses in assigning collateral value to Oil and Gas Interests and to pipelines and gathering systems) assigns to the Borrowing Base Properties and the Midstream Assets at the time in question, (b) Midstream Value, and (c) such other credit factors consistently applied (including, without limitation, the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Credit Parties) as the Administrative Agent and such Lender customarily considers in evaluating similar oil and gas credits and similar pipeline credits.  It is expressly understood that the Administrative Agent and Lenders have no obligation to designate the Borrowing Base at any particular amounts, except in the exercise of their discretion, whether in relation to the Aggregate Commitment or otherwise.  If the Borrower does not furnish all information, reports and data required to be delivered by any date specified in this Article III, including the Midstream Operating Statement, unless such failure is not the fault of the Borrower, the Administrative Agent and Lenders may nonetheless designate the Borrowing Base at any amounts which the Administrative Agent and all Lenders or Required Lenders, as the case may be, in their reasonable discretion determine and may redesignate the Borrowing Base from time to time thereafter until the Administrative Agent and the Lenders receive all such information, reports and data, including the Midstream Operating Statement, whereupon the Administrative Agent and all Lenders or Required Lenders, as the case may be, shall designate a new Borrowing Base, as described above.

1.5          Properties.  Clause (a) of Section 4.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(a)          Except as otherwise provided in Section 4.15 with respect to proved reserves included in the Oil and Gas Interests of the Borrower and each Restricted Subsidiary, the Borrower and each Restricted Subsidiary has good title to, or valid leasehold interests in, all such real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

1.6          Financial Statements; Other Information.  Section 6.01 of the Credit Agreement shall be and it hereby is amended by (i) deleting the “and” located at the end of clause (g), (ii) renaming “clause (h)” as “clause (i)” and (iii) inserting a new clause (h) to Section 6.01 to read as follows:

(h)          within forty-five (45) days after the end of each fiscal quarter of the Borrower, the Midstream Operating Statement as of the end of and for the four fiscal quarter period ending on such date, setting forth, in reasonable detail, the consolidated net income (or loss) of the Borrower and its Midstream Subsidiaries with respect to the Midstream Assets, and certified as being true and correct by a Responsible Officer; provided that with respect to any Midstream Operating Statement required to be delivered on or prior to December 31, 2008, the consolidated net income (or loss) of the Borrower and its Midstream Subsidiaries with respect to the Midstream Assets for the period ending on such date shall be the period from January 1, 2008, through the last day of the fiscal quarter immediately preceding such date, annualized.

1.7          Mortgages.  Section 6.09 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

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Section 6.09.        Mortgages.  Each Borrower will, and will cause each Guarantor to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, Mortgages in form and substance acceptable to the Administrative Agent together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) as the Administrative Agent shall deem necessary or appropriate to grant, evidence, perfect and maintain Liens  in (i) not less than eighty percent (80%) of the Engineered Value of the Borrowing Base Properties and (ii) at all times from and after May 20, 2008, substantially all of the real and personal property material to the operation of the Midstream Assets.

1.8          Notices.  Subclause (ii) of Section 11.01(a) shall be and it hereby is amended in its entirety to read as follows:

(ii)          if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 21 South Clark St., 19th Floor, Chicago, Illinois 60603-2003, Telecopy No.: (312) 385-7096, Attention: Claudia Kech, with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, TX1-2448, Dallas, Texas 75201, Telecopy No. (214) 965-3280, Attention:  Wm. Mark Cranmer, Senior Vice President;

1.9          Exhibits.  The Credit Agreement shall be and it hereby is amended by adding thereto an “Exhibit F” in the form attached hereto as Annex 1.

SECTION 2.  Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1          Execution and Delivery.  Each Credit Party, each Lender and the Administrative Agent shall have executed and delivered this Amendment.

2.2          No Default.  No Default shall have occurred and be continuing.

2.3          Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.  Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1          Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

3.2          Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements

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contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3          Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.  Miscellaneous.

4.1          Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2          Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3          Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4          Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6          Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO Partners OLP GP, LLC
its sole general partner

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

Address for Notices:

EXCO Partners Operating Partnership
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

GARRISON GATHERING, LLC
VAUGHAN DE, LLC
VAUGHAN HOLDING COMPANY, LLC
VERNON GATHERING, LLC

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
for each of the Credit Parties listed above

TALCO MIDSTREAM ASSETS, LTD.

By:	VAUGHAN HOLDING COMPANY, LLC.
its General Partner

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

TGG PIPELINE, LTD.

By:	VAUGHAN HOLDING COMPANY, LLC,
its General Partner

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

WINCHESTER PRODUCTION COMPANY, LTD., a Texas limited partnership

By:	VAUGHAN HOLDING COMPANY, LLC,
its General Partner

By:	/s/ J. Douglas Ramsey
Name: J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent,

By:	/s/ Wm. Mark Cranmer
Name:	Wm. Mark Cranmer
Title:	Senior Vice President

UBS LOAN FINANCE LLC as a Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

TORONTO DOMINION (TEXAS) LLC as a Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

LEHMAN BROTHERS COMMERCIAL BANK as a Lender

By:	/s/ George Janes
Name:	George Janes
Title:	Chief Credit Officer

BNP PARIBAS as a Lender

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Vice President

KEYBANK N.A. as a Lender

By:	/s/ Kevin D. Smith
Name:	Kevin D. Smith
Title:	Senior Vice President

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Daniel Twengs
Name:	Daniel Twengs
Title:	Vice President Morgan Stanley Senior Funding, Inc.

NATIXIS as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

ROYAL BANK OF CANADA as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIETE GENERALE as a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

STERLING BANK as a Lender

By:	/s/ Jeff A. Forbis
Name:	Jeff A. Forbis
Title:	Senior Vice President

SUNTRUST BANK as a Lender

By:	/s/ James M. Warren
Name:	James M. Warren
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A. as a Lender

By:	/s/ Doug Gale
Name:	Doug Gale
Title:	Vice President

THE BANK OF NOVA SCOTIA as a Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Director

WACHOVIA BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Jason Hicks
Name:	Jason Hicks
Title:	Assistant Vice President

WESTLB AG, NEW YORK BRANCH as a Lender

By:	/s/ Dominick D’Ascoli
Name:	Dominick D’Ascoli
Title:	Director

By:	/s/ Martin C. Livingston
Name:	Martin C. Livingston
Title:	Executive Director

BMO CAPITAL MARKETS FINANCING, INC. as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

BANK OF SCOTLAND PLC as a Lender

By:	/s/ Karen Welch
Name:	Karen Welch
Title:	Vice President

CITIBANK, N.A. as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Vice President

ALLIED IRISH BANKS, P.L.C. as a Lender

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Director

By:	/s/ Robert F. Moyle
Name:	Robert F. Moyle
Title:	Senior Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH as a Lender

By:	/s/ Scott B. Lamoreaux
Name:	Scott B. Lamoreaux
Title:	First Vice President

By:	/s/ Paul J. Bowles
Name:	Paul J. Bowles
Title:	Assistant Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Evelyn Thlerry
Name:	Evelyn Thlerry
Title:	Vice President

CALYON NEW YORK BRANCH as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

COMERICA BANK as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

FORTIS CAPITAL CORP. as a Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

BANK OF AMERICA as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Masakaza Hasegawa
Name:	Masakaza Hasegawa
Title:	Joint General Manager

GOLDMAN SACHS CREDIT PARTNERS, L.P. as a Lender

By:	/s/ Stephen Scheer
Name:	Stephen Scheer
Title:	Authorized Signatory

By:	/s/ Rahul Kapur
Rahul Kapur
Authorized Signatory